UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2023

CYCLERION THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-38787	83-1895370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 First Street, 18th Floor
Cambridge, Massachusetts 02142

(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (857) 327-8778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYCN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03	Amendment to Articles of Incorporation or Bylaws.

On May 15, 2023, Cyclerion Therapeutics, Inc. (the “Company”) filed Articles of Amendment to the Company’s Restated Articles of Organization (the “Articles of Amendment”) with the Secretary of the Commonwealth of the Commonwealth of Massachusetts to effect a 1-for-20 reverse stock split  (the “Reverse Split”) of the Company’s issued and outstanding shares of common stock, no par value (the “Common Stock”), at 5:00 p.m. Eastern Time on that date (the “Effective Time”). Beginning with the opening of trading on May 16, 2023, the Company’s Common Stock will trade on The Nasdaq Capital Market on a split-adjusted basis under a new CUSIP number 23255M204 and will continue to trade under the symbol “CYCN.” The proposal to grant the board of directors (the “Board”) of the Company discretional authority to effect a reverse stock split of the Common Stock by a ratio within a pre-determined range was approved by stockholders of the Company at its annual meeting of stockholders held on May 15, 2023, and the Board has approved the specific 1-for-20 ratio within such range.

As a result of the Reverse Split, every twenty (20) shares of the Company’s Common Stock issued and outstanding will automatically be converted into one (1) share of Common Stock. No fractional shares will be issued in connection with the Reverse Split. Stockholders who would otherwise be entitled to a fractional share of Common Stock will instead receive cash in lieu of fractional shares based on $0.2232, the closing sale price of the Company’s Common Stock as reported in the Wall Street Journal on May 12, 2023.

The Reverse Split will not change the number of authorized shares of the Common Stock, and the Common Stock will continue to have no par value immediately after the effects of the Reverse Split. The Reverse Split will affect all stockholders uniformly, except with respect to the payment of cash in lieu of fractional shares. All outstanding options, warrants, restricted stock units and similar securities entitling their holders to receive or purchase shares of the Company’s Common Stock will be adjusted as a result of the Reverse Split, as required by the terms of each security.

The foregoing description of the Articles of Amendment is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, which is filed with this report as Exhibit 3.1 and is incorporated herein by reference.

Immediately after the effects of the Reverse Split, the number of issued and outstanding shares of Common Stock will be approximately 2,176,244 shares.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s annual meeting of stockholders held on May 15, 2023, as contemplated by the Company’s definitive proxy material for the meeting, certain matters were submitted to a vote of stockholders.  The following tables summarize the results of voting with respect to each matter:

1.  Election of Directors:
	For	Against	Abstain	Broker Non-Votes
Errol De Souza, Ph.D.	24,043,739	482,205	95,703	7,829,214
Peter M. Hecht, Ph.D.	22,832,872	1,729,771	59,004	7,829,214
Steven Hyman, M.D.	24,124,609	418,935	78,103	7,829,214
Ole Isacson, M.D., Ph.D.	24,121,645	409,714	90,288	7,829,214
Terrance McGuire	18,940,792	5,607,350	73,505	7,829,214

2.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain
32,100,837	309,269	40,755

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3.  Proposal to grant the Board discretional authority to effect a reverse stock split:

For	Against	Abstain
29,493,422	2,912,129	45,310

Item 7.01	Regulation FD Disclosure.

On May 15, 2023, the Company issued a press release announcing the Reverse Split. A copy of the press release is furnished hereto as Exhibit 99.1 to this report. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01	Other Events.

The information provided in Item 5.03 is hereby incorporated by reference.

The Company has registration statements on Form S-3 (File Nos. 333-240095, 333-242334 and 333-257145) and registration statements on Form S-8 (File Nos. 333-230615, 333-248957, 333-258316 and 333-266739) on file with the Securities and Exchange Commission (the “Commission”). Commission regulations permit the Company to incorporate by reference future filings made with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this report is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the Effective Time to give effect to the Reverse Split.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Restated Articles of Organization of the Company.
99.1	Press Release dated May 15, 2023.
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclerion Therapeutics, Inc.

Dated: May 15, 2023	By:	/s/ Anjeza Gjino
		Name:	Anjeza Gjino
		Title:	Chief Financial Officer

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